UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934


      Date of Report (Date of earliest event reported) January 19, 2009
      -------------------------------------------------------------------

                          AMCON DISTRIBUTING COMPANY
                          --------------------------
           (Exact name of registrant as specified in its charter)


   DELAWARE                         1-15589                    47-0702918
------------------------------------------------------------------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)


                       7405 Irvington Road, Omaha, NE 68122
                       ------------------------------------
                (Address of principal executive offices) (Zip Code)


                                (402) 331-3727
                                --------------
             (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     Written communications pursuant to Rule 425 under the Securities Act (17 ---- CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR ---- 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the ---- Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the ---- Exchange Act (17 CFO 240.13e-4(c))


ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 19, 2009, AMCON Distributing Company ("AMCON or "Company") issued a press release announcing its financial results for the first fiscal quarter ended December 31, 2008. A copy of the press release is attached to this report as an exhibit and is incorporated herein by reference.

The information in this report (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information set forth in this report (including the exhibit) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

         EXHIBIT NO.       DESCRIPTION

         99.1 Press release, dated January 19, 2009, issued by AMCON Distributing Company announcing financial results for the first fiscal quarter ended December 31, 2008



                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMCON DISTRIBUTING COMPANY
                                     (Registrant)


Date: January 20, 2009          By:      Andrew C. Plummer
                                         -------------------------
                                Name:    Andrew C. Plummer
                                Title:   Vice President &
                                          Chief Financial Officer















                             Exhibit 99.1

AMCON DISTRIBUTING COMPANY REPORTS FULLY DILUTED EARNINGS PER COMMON SHARE OF $1.52 FOR THE FIRST FISCAL QUARTER ENDED DECEMBER 31, 2008

NEWS RELEASE

Chicago, IL, January 19, 2009 - AMCON Distributing Company ("AMCON") (AMEX:DIT), an Omaha, Nebraska based consumer products company is pleased to announce fully diluted earnings per common share of $1.52 for the first fiscal quarter ended December 31, 2008.

"We are very proud of the results our management team was able to deliver this quarter for our shareholders. While the overall economy declined significantly, we were able to increase profits on a year over year basis" said Christopher Atayan, AMCON's Chairman and Chief Executive Officer.
"We believe this is a direct function of our core philosophy that emphasizes fundamentals and teamwork as a means to deliver superior customer service.
We believe this collaborative approach contributes to long- term customer relationships. We are mindful of the challenges that lie ahead and will continue our focused strategic plan which emphasizes a conservative posture."

AMCON's wholesale distribution business reported revenues of $208.4 million and operating income before depreciation and amortization of $3.5 million in the first fiscal quarter of 2009. AMCON's retail health food business reported revenues of $9.0 million and operating income before depreciation and amortization of $0.6 million for the same period.

Kathleen Evans, President of AMCON's wholesale distribution business commented, "Weak economic conditions, high unemployment levels and tightened consumer spending continue to impact consumer demand in convenience stores. Our management is focused on developing programs that add value to our customers and enhance their bottom lines. In particular we were able to develop strong momentum from our fall trade shows which enabled our customers profit opportunities to weather the storm."

Eric Hinkefent, President of AMCON's retail health food business commented, "We continue to believe that the overall trend of the natural foods industry is positive. However, we are experiencing weakness in both of our geographic markets. Our longstanding tradition of being the service leader serves us well in these difficult times. Both of our segments have been in existence since 1935 and understand there is no substitute for delivering superior products at the right price."

"We continue to maintain high levels of liquidity" noted Andrew Plummer, AMCON's Chief Financial Officer. "We take a long term conservative approach to managing our balance sheet. This enables us to initiate attractive opportunities for our customers. In this credit constrained environment, this has been a key competitive advantage for us. We continue to see overall weak economy conditions, fuel price volatility and the potential for adverse federal legislation regarding an increase in the excise taxes on tobacco products and have budgeted accordingly."





AMCON is a leading wholesale distributor of consumer products, including beverages, candy, tobacco, groceries, food service, frozen and chilled foods, and health and beauty care products with distribution centers in Illinois, Missouri, Nebraska, North Dakota and South Dakota. Chamberlin's Natural Foods, Inc. and Health Food Associates, Inc., both wholly-owned subsidiaries of The Healthy Edge, Inc., operate health and natural product retail stores in central Florida (6), Kansas, Missouri, Nebraska and Oklahoma (4). The retail stores operate under the names Chamberlin's Market & Cafe and Akins Natural Foods Market.

This news release contains forward-looking statements that are subject to risks and uncertainties and which reflect management's current beliefs and estimates of future economic circumstances, industry conditions, Company performance and financial results. A number of factors could affect the future results of the Company and could cause those results to differ materially from those expressed in the Company's forward-looking statements including, without limitation, availability of sufficient cash resources to conduct its business and meet its capital expenditures needs. Moreover, past financial performance should not be considered a reliable indicator of future performance. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements.

Visit AMCON Distributing Company's web site at: www.amcon.com

For Further Information Contact:
Christopher H. Atayan
AMCON Distributing Company
Ph 312-327-1770
Fax: 312-527-3964









                               AMCON Distributing Company and Subsidiaries
                                  Condensed Consolidated Balance Sheets
                                 December 31, 2008 and September 30, 2008
----------------------------------------------------------------------------------------------------
                                                                     December 2008       September
                                                                      (Unaudited)           2008
                                                                     ------------       ------------
ASSETS
Current assets:
  Cash                                                               $    355,534       $    457,681
  Accounts receivable, less allowance for doubtful accounts
   of $0.8 million at December 2008 and September 2008                 23,330,043         27,198,414
  Inventories, net                                                     35,504,911         37,330,969
  Deferred income taxes                                                 1,278,575          1,260,609
  Current assets of discontinued operations                                13,793             18,947
  Prepaid and other current assets                                      2,686,082          3,519,650
                                                                     ------------       ------------
     Total current assets                                              63,168,938         69,786,270

Property and equipment, net                                            10,834,975         10,907,541
Goodwill                                                                5,848,808          5,848,808
Other intangible assets                                                 3,373,269          3,373,269
Deferred income taxes                                                     168,794            234,171
Non-current assets of discontinued operations                           2,032,047          2,032,047
Other assets                                                            1,475,194          1,123,252
                                                                     ------------       ------------
                                                                     $ 86,902,025       $ 93,305,358
                                                                     ============       ============
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                                   $ 15,761,949       $ 14,738,214
  Accrued expenses                                                      5,176,971          5,275,697
  Accrued wages, salaries and bonuses                                   1,413,962          2,636,699
  Income taxes payable                                                    901,832            313,021
  Current liabilities of discontinued operations                        4,137,898          4,041,837
  Current maturities of credit facility                                 3,046,000          3,046,000
  Current maturities of long-term debt                                  1,533,919            787,128
                                                                     ------------       ------------
     Total current liabilities                                         31,972,531         30,838,596

Credit facility, less current maturities                               24,288,411         32,155,005
Long-term debt, less current maturities                                 5,581,359          6,525,881
Noncurrent liabilities of discontinued operations                       6,562,860          6,542,310

Series A cumulative, convertible preferred stock, $.01 par value
   100,000 shares authorized and issued, liquidation preference
   $25.00 per share                                                     2,438,355          2,438,355

Series B cumulative, convertible preferred stock, $.01 par value
   80,000 shares authorized and issued, liquidation preference
   $25.00 per share                                                     1,857,645          1,857,645

Series C cumulative, convertible preferred stock, $.01 par value
   80,000 shares authorized and issued, liquidation preference
   $25.00 per share                                                     1,982,372          1,982,372

Commitments and contingencies

Shareholders' equity:
  Preferred stock, $0.01 par, 1,000,000 shares authorized,
    260,000 shares outstanding and issued in Series A, B and C
    referred to above                                                           -                  -
  Common stock, $.01 par value, 3,000,000 shares authorized,
    570,397 shares outstanding at December 2008 and September 2008          5,704              5,704
  Additional paid-in capital                                            7,112,256          6,995,948
  Retained earnings                                                     5,100,532          3,963,542
                                                                     ------------       ------------
     Total shareholders' equity                                        12,218,492         10,965,194
                                                                     ------------       ------------
                                                                     $ 86,902,025       $ 93,305,358
                                                                     ============       ============





                                     AMCON Distributing Company and Subsidiaries
                              Condensed Consolidated Unaudited Statements of Operations
                                for the three months ended December 31, 2008 and 2007
---------------------------------------------------------------------------------------------------------
                                                                                2008             2007
                                                                           -------------    -------------
Sales (including excise taxes of
 $50.3 million and $51.6 million,
 respectively)                                                             $ 217,377,363    $ 210,663,237

Cost of sales                                                                201,532,714      195,467,389
                                                                           -------------    -------------
Gross profit                                                                  15,844,649       15,195,848
                                                                           -------------    -------------

Selling, general and administrative expenses                                  12,797,583       12,210,575
Depreciation and amortization                                                    310,334          362,474
                                                                           -------------    -------------
                                                                              13,107,917       12,573,049
                                                                           -------------    -------------
Operating income                                                               2,736,732        2,622,799
                                                                           -------------    -------------
Other expense (income):
   Interest expense                                                              489,199          969,802
   Other (income), net                                                           (14,067)         (33,211)
                                                                           -------------    -------------
                                                                                 475,132          936,591
                                                                           -------------    -------------
Income from continuing operations
  before income taxes                                                          2,261,600        1,686,208

Income tax expense                                                               860,000          641,000
                                                                           -------------    -------------
Income from continuing operations                                              1,401,600        1,045,208
                                                                           -------------    -------------
Discontinued operations

Loss from discontinued operations,
 net of income tax benefit of $0.1 million
 in December 2008 and December 2007                                             (102,038)         (95,995)
                                                                           -------------    -------------
Net income                                                                     1,299,562          949,213

Preferred stock dividend requirements                                           (105,533)        (105,533)
                                                                           -------------    -------------
Net income available to common shareholders                                $   1,194,029    $     843,680
                                                                           =============    =============
   Basic earnings (loss) per share
     available to common shareholders:
      Continuing operations                                                $        2.38    $        1.76
      Discontinued operations                                                      (0.19)           (0.18)
                                                                           -------------    -------------
   Net basic earnings per share
     available to common shareholders                                      $        2.19    $        1.58
                                                                           =============    =============
   Diluted earnings (loss) per share
     available to common shareholders:
      Continuing operations                                                $        1.64    $        1.23
      Discontinued operations                                                      (0.12)           (0.11)
                                                                           -------------    -------------
   Net diluted earnings per share
     available to common shareholders                                      $        1.52    $        1.12
                                                                           =============    =============
Weighted average shares outstanding:
  Basic                                                                          545,593          533,900
  Diluted                                                                        856,052          849,187









                                  AMCON Distributing Company and Subsidiaries
                           Condensed Consolidated Unaudited Statements of Cash Flows
                               for the three months ended December 31, 2008 and 2007
---------------------------------------------------------------------------------------------------
                                                                            2008            2007
                                                                       ------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                           $  1,299,562    $    949,213
  Deduct: Loss from discontinued operations, net of tax                    (102,038)        (95,995)
                                                                       ------------    ------------
  Income from continuing operations                                       1,401,600       1,045,208

  Adjustments to reconcile net income from
   continuing operations to net cash flows
    from operating activities:
     Depreciation                                                           310,334         352,541
     Amortization                                                                 -           9,933
     Gain on sale of property and equipment                                 (43,697)         (1,625)
     Stock based compensation                                               132,900          42,950
     Excess tax deficiency on vesting of equity-based awards                 16,592               -
     Deferred income taxes                                                   47,411         653,976
     Provision for losses on doubtful accounts                               77,006          44,000
     Provision for losses on inventory obsolescence                          92,790         160,885

  Changes in assets and liabilities:
     Accounts receivable                                                  3,791,365       3,240,720
     Inventories                                                          1,733,268      (4,479,409)
     Prepaid and other current assets                                       833,568         759,013
     Other assets                                                          (351,942)       (438,639)
     Accounts payable                                                     1,023,735      (2,381,021)
     Accrued expenses and accrued wages, salaries and bonuses            (1,321,463)     (1,297,619)
     Income tax payable                                                     572,219        (173,572)
                                                                       ------------    ------------
Net cash flows from operating activities - continuing operations          8,315,686      (2,462,659)
Net cash flows from operating activities - discontinued operations           19,727         (94,926)
                                                                       ------------    ------------
Net cash flows from operating activities                                  8,335,413      (2,557,585)

CASH FLOWS FROM INVESTING ACTIVITIES:
     Purchases of property and equipment                                   (265,971)       (280,619)
     Proceeds from sales of property and equipment                           71,900             888
                                                                       ------------    ------------
Net cash flows from investing activities                                   (194,071)       (279,731)

CASH FLOWS FROM FINANCING ACTIVITIES:
     Net (payments) borrowings on bank credit agreement                  (7,866,594)      2,523,616
     Principal payments on long-term debt                                  (197,731)       (117,050)
     Proceeds from exercise of stock options                                      -         119,637
     Excess tax deficiency on vesting of equity-based awards                (16,592)              -
     Dividends on preferred stock                                          (105,533)       (105,533)
     Dividends on common stock                                              (57,039)              -
                                                                       ------------    ------------
Net cash flows from financing activities                                 (8,243,489)      2,420,670
                                                                       ------------    ------------
Net change in cash                                                         (102,147)       (416,646)

Cash, beginning of period                                                   457,681         717,554
                                                                       ------------    ------------
Cash, end of period                                                    $    355,534    $    300,908
                                                                       ============    ============

Supplemental disclosure of cash flow information:
 Cash paid during the period for interest                              $    544,238    $   992,512
 Cash paid during the period for income taxes                               182,371        101,595

Supplemental disclosure of non-cash information:
 Acquisition of equipment through capital leases                                  -         38,090
